FINAL
Skyworks Media Relations:	Skyworks Investor Relations:
Pilar Barrigas	Thomas Schiller
(949) 231-3061	(949) 231-4700
Skyworks Raises Revenue and Earnings Outlook
End Market Diversification, Share Gains and Content Growth Driving Improved Order
Visibility; Expects Q4 FY09 Revenue of $220 to $225 Million
and Non-GAAP Diluted EPS of $0.21 to $0.22
     WOBURN, Mass., Sept. 9, 2009 – Skyworks Solutions, Inc. (NASDAQ: SWKS), an innovator of high reliability analog and mixed signal semiconductors enabling a broad range of end markets, today increased its financial outlook for the fourth quarter of fiscal 2009 given broad-based improvements in order demand. For the period, Skyworks now expects revenue in the range of $220 to $225 million and non-GAAP diluted earnings per share of $0.21 to $0.22.
     “Multiple new program ramps coupled with strong operational execution are contributing to better than planned top and bottom line growth,” said David J. Aldrich, president and chief executive officer of Skyworks. “Our diversification into a broader set of analog semiconductor sectors, share consolidation in our core markets and our scale advantages are increasingly enabling us to outperform our addressable markets.”
About Skyworks
     Skyworks Solutions, Inc. is an innovator of high reliability analog and mixed signal semiconductors. Leveraging core technologies, Skyworks offers diverse standard and custom linear products supporting automotive, broadband, cellular infrastructure, energy management, industrial, medical, military and mobile handset applications. The Company’s portfolio includes amplifiers, attenuators, detectors, diodes, directional couplers, front-end modules, hybrids, infrastructure RF subsystems, mixers/demodulators, phase shifters, PLLs/synthesizers/VCOs, power dividers/combiners, receivers, switches and technical ceramics.
     Headquartered in Woburn, Mass., Skyworks is worldwide with engineering, manufacturing, sales and service facilities throughout Asia, Europe and North America. For more information, please visit Skyworks’ Web site at: www.skyworksinc.com.
Safe Harbor Statement
     This news release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include information relating to future results and expectations of Skyworks (including certain projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” “continue,” similar expressions, and variations or negatives of these words. All such statements are subject to certain risks and

Q4 FY09 Earnings Update
uncertainties that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.
     These risks and uncertainties include, but are not limited to: unprecedented uncertainty regarding global economic and financial market conditions; the susceptibility of the wireless semiconductor industry and the markets addressed by our, and our customers’, products to economic downturns; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; losses or curtailments of purchases or payments from key customers, or the timing of customer inventory adjustments; changes in laws, regulations and/or policies in the United States that could adversely affect financial markets and our ability to raise capital; our ability to develop, manufacture and market innovative products in a highly price competitive and rapidly changing technological environment; economic, social and political conditions in the countries in which we, our customers or our suppliers operate, including security and health risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates; fluctuations in our manufacturing yields due to our complex and specialized manufacturing processes; delays or disruptions in production due to equipment maintenance, repairs and/or upgrades; our reliance on several key customers for a large percentage of our sales; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; our ability to timely and accurately predict market requirements and evolving industry standards, and to identify opportunities in new markets; uncertainties of litigation, including potential disputes over intellectual property infringement and rights, as well as payments related to the licensing and/or sale of such rights; our ability to rapidly develop new products and avoid product obsolescence; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; lengthy product development cycles that impact the timing of new product introductions; unfavorable changes in product mix; the quality of our products and any remediation costs; shorter than expected product life cycles; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; and our ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties, as well as other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.
Use of Non-GAAP Financial Estimates
This press release contains financial estimates which have not been calculated in accordance with United States Generally Accepted Accounting Principles (GAAP). Management uses these non-GAAP financial measures to make operating decisions, forecast results for future periods, and compare operating performance against prior periods. These non-GAAP financial measures provide management with a means of understanding and evaluating operating trends in our ongoing business by excluding certain non-cash and non-recurring expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations or reduce management’s ability to make useful forecasts.
We provide investors with these non-GAAP financial estimates because we believe it is important for investors to be able to closely monitor and understand changes in our ability to generate income and profit from ongoing business operations. We believe these non-GAAP financial measures also give investors an effective method to identify operating trends and make forecasts for future periods. We believe that disclosing these non-GAAP financial measures contributes to enhanced financial reporting transparency and provides investors with added clarity about the performance of our ongoing business operations.

Q4 FY09 Earnings Update
These non-GAAP financial estimates do not reflect share-based compensation expense, restructuring-related charges, acquisition-related expenses and certain deferred executive compensation, as well as certain non-recurring and/or non-cash items related to the retirement of convertible debt and income taxes.
Note to Editors: Skyworks, Skyworks Solutions are trademarks or registered trademarks of Skyworks Solutions, Inc. or its subsidiaries in the United States and in other countries. All other brands and names listed are trademarks of their respective companies.
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